Financial Instruments-risk management	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Instruments risk Management [Abstract]
Disclosure of financial risk management [text block]

Note 3     Financial Instruments-risk management

The Group is exposed through its operations to the following financial risks:

●	Currency risk
●	Price risk
●	Credit risk– concentration
●	Funding and liquidity risk
●	Interest rate risk
●	Capital risk management

The policy for managing these risks is set by the Board of Directors. Certain risks are managed centrally, while others are managed locally following guidelines communicated from the corporate department. The policy for each of the above risks is described in more detail below.

Currency risk

In Colombia, Chile, Argentina and Ecuador the functional currency is the US Dollar. The fluctuation of the local currencies of these countries against the US Dollar, except for Ecuador where the local currency is the US Dollar, does not impact the loans, costs and revenue held in US Dollars; but it does impact the balances denominated in local currencies. Such is the case of the prepaid taxes.

In Colombian, Chilean and Argentinean subsidiaries most of the balances are denominated in US Dollars, and since it is the functional currency of the subsidiaries, there is no exposure to currency fluctuation except from receivables or payables originated in local currency mainly corresponding to VAT and income tax.

The Group minimises the local currency positions in Colombia, Chile and Argentina by seeking to balance local and foreign currency assets and liabilities. However, tax receivables (VAT) seldom match with local currency liabilities. Therefore, the Group maintains a net exposure to them, except for what it is described below.

Since December 2018, GeoPark decided to manage its future exposure to local currency fluctuation with respect to income tax balances in Colombia. Consequently, the Group entered into derivative financial instruments with local banks in Colombia in December 2018 and 2019, in order to anticipate any currency fluctuation with respect to income taxes to be paid during the first half of the following year. As of December 31, 2021 and 2020, there are no currency risk management contracts in place. The Group’s derivatives are accounted for as non-hedge derivatives and therefore all changes in the fair values of its derivative contracts are recognized as gains or losses in the results of the periods in which they occur. See the impact in the Consolidated Statement of Income in Note 15.

Most of the Group's assets held in those countries are associated with oil and gas productive assets. Those assets, even in the local markets, are generally settled in US Dollar equivalents.

During 2021, the Colombian Peso devalued by 16% (5% and 1% in 2020 and 2019, respectively), the Chilean Peso devalued by 19% (revalued by 5% in 2020 and devalued by 8% in 2019) and the Argentine Peso devalued by 22% (41% and 59% in 2020 and 2019, respectively), all against the US Dollar.

If the Colombian Peso, the Chilean Peso and the Argentine Peso had each devalued an additional 10% against the US dollar, with all other variables held constant, post-tax profit for the year would have been higher by US$ 9,070,000 (post-tax loss would have been lower by US$ 9,057,000 in 2020 and post-tax profit would have been lower by US$ 645,000 in 2019).

In Brazil, the functional currency is the local currency, which is the Brazilian Real. The fluctuation of the US Dollars against the Brazilian Real does not impact the loans, costs and revenues held in Brazilian Real; but it does impact the balances denominated in US Dollars. Such is the case of the provision for asset retirement obligation and the lease liabilities. The exchange loss generated by the Brazilian subsidiary during 2021 amounted to US$ 498,000 (US$ 4,205,000 in 2020 and US$ 664,000 in 2019).

During 2021, the Brazilian Real devalued by 7% against the US Dollar (29% and 17% in 2020 and 2019, respectively). If the Brazilian Real had devalued an additional 10% against the US dollar, with all other variables held constant, post-tax profit for the year would have been lower by US$ 780,000 (post-tax loss would have been higher by US$ 909,000 in 2020 and post-tax profit would have been lower by US$ 927,000 in 2019).

As currency rate changes between the US Dollar and the local currencies, the Group recognizes gains and losses in the Consolidated Statement of Income.

In relation to the cash consideration, of British Pound Sterling (“GBP”) 241,682,496, payable for the acquisition of Amerisur Resources Plc, GeoPark was exposed to fluctuations of the GBP as of December 31, 2019. Consequently, the Group decided to manage this exposure by entering into a “Deal Contingent Forward” with a UK Bank, in order to anticipate any currency fluctuation. This forward contract was accounted for as a cash flow hedge as of December 31, 2019 and therefore the effective portion of the changes in its fair value was recognized in Other Reserve within Equity. On January 16, 2020, GeoPark removed that amount from the cash flow hedge reserve and included it directly in the initial cost of the acquired business. See Note 36.1.

Price risk

The realized oil price for the Group is linked to US dollar denominated crude oil international benchmarks. The market price of this commodity is subject to significant volatility and has historically fluctuated widely in response to relatively minor changes in the global supply and demand for oil, the geopolitical landscape, armed conflicts, the economic conditions and a variety of additional factors. The main factors affecting realized prices for gas sales vary across countries with some closely linked to international references while others are more domestically driven.

In Colombia, the realized oil price is linked to either the Vasconia crude reference price, a marker broadly used in the Llanos Basin, or the Oriente crude reference price, a marker broadly used for crude sales in Esmeraldas, Ecuador, for the crude oil of the Putumayo Basin that is transported through Ecuador. In both basins, the reference price is then adjusted for certain marketing and quality discounts based on, among other things, API, viscosity, sulphur content, delivery point and transport costs.

In Chile, the oil price is based on Dated Brent minus certain marketing and quality discounts such as, API, sulphur content and others.

GeoPark has signed a long-term Gas Supply Contract with Methanex in Chile. The price of the gas sold under this contract is determined by a formula that considers a basket of international methanol prices, including US and European price indices.

In Brazil, prices for gas produced in the Manati Field are based on a long-term off-take contract with Petrobras. The price of gas sold under this contract is denominated in Brazilian Real and is adjusted annually for inflation pursuant to the Brazilian General Market Price Index (Indice Geral de Preços do Mercado), or IGPM.

In Argentina, the realized oil prices for the production in the Neuquen Basin follows the “Medanito” blend oil price reference, which has traditionally been linked to ICE Brent adjusted by certain marketing and quality discounts based on API, delivery point and transport costs. Though prices have been regulated by the Argentine government in the past, they are currently being determined by market-based formulas.

Gas sales in Argentina are carried out through annual contracts that go from May to April. The price of the gas sold under these contracts depends mainly on domestic supply and demand and regulation affecting the sector. See Note 36.3.1.

If oil and methanol prices had fallen by 10% compared to actual prices during the year, with all other variables held constant, considering the impact of the derivative contracts in place, post-tax profit for the year would have been lower by US$ 17,899,000 (post-tax loss would have been higher by US$ 21,014,000 in 2020 and post-tax profit would have been lower by US$ 38,340,000 in 2019).

GeoPark manages part of the exposure to crude oil price volatility using derivatives. The Group considers these derivative contracts to be an effective manner of properly managing commodity price risk. The price risk management activities mainly employ combinations of options and key parameters are based on forecasted production and budget price levels. GeoPark has also obtained credit lines from industry leading counterparties to minimize the potential cash exposure of the derivative contracts (see Note 8).

Credit risk– concentration

The Group’s credit risk relates mainly to accounts receivable where the credit risks correspond to the recognized values of commodities sold. GeoPark considers that there is no significant risk associated to the Group’s major customers and hedging counterparties.

In Colombia, GeoPark allocates its sales on a competitive basis to industry leading participants including traders and other producers. During 2021, the oil and gas production was sold to three clients which concentrate 99% of the Colombian subsidiaries’ revenue, accounting for 89% of the consolidated revenue (98% of the Colombian subsidiaries’ revenue, accounting for 83% of the consolidated revenue in 2020). Delivery points include wellhead and other locations on the Colombian pipeline system for the Llanos Basin production. The Putumayo Basin production is delivered to clients FOB in Esmeraldas, Ecuador, and to the Colombian pipeline system in case of contingencies in Ecuador that affect the transport through the Ecuadorian pipeline system. The outstanding contracts for Colombian production extend through 2023. GeoPark manages its counterparty credit risk associated to sales contracts by including, in certain contracts, early payment conditions to minimize the exposure.

In Chile, the oil production is sold to ENAP, the State-owned oil and gas company (1% of the consolidated revenue in 2021, 1% in 2020 and 2% in 2019), and the gas production is sold to the local subsidiary of Methanex, a Canadian public company (2% of the consolidated revenue in 2021, 4% in 2020 and 3% in 2019).

In Brazil, all the hydrocarbons from Manati Field are sold to Petrobras, the State-owned company, which is the operator of the Manati Field (3% of the consolidated revenue in 2021, 3% in 2020 and 4% in 2019). The crude oil production from the Recôncavo Basin during 2020 and 2019 (representing less than a 1% of the consolidated revenue) was sold to local customers in the states of Bahia and Espirito Santo and to Petrobras.

In Argentina, the gas sales were channelled thought local gas marketing companies. GeoPark used to have annual agreements for gas sales from May through April. Gas sales in Argentina account for 1% of the consolidated revenues in each year.

The oil sales in Argentina were diversified across clients and delivery points: i) 72% of the oil produced in Argentina (3% of the consolidated revenue) was sold locally in Neuquen, delivered at well-head; ii) 19% of the oil produced in Argentina (1% of the consolidated revenue) was sold to major local Argentinean refineries, delivered via pipeline; and iii) 9% of the oil produced in Argentina was exported to different traders and delivered via vessels. GeoPark managed the counterparty credit risk associated to sales contracts by limiting payment terms offered to minimize the exposure.

The forementioned companies all have a good credit standing and despite the concentration of the credit risk, the Directors do not consider there to be a significant collection risk.

GeoPark executes oil prices hedges via over-the-counter derivatives. Should oil prices drop, the Group could stand to collect from its counterparties under the derivative contracts. The Group’s hedging counterparties are leading financial institutions and trading companies, therefore the Directors do not consider there to be a significant collection risk. See disclosure in Notes 8 and 25.

Funding and Liquidity risk

In the past, the Group has been able to raise capital through different sources of funding including equity, strategic partnerships and financial debt.

The Group is positioned at the end of 2021 with a cash balance of US$ 100,604,000 and 97% of its total indebtedness matures in 2024 or 2027. In addition, the Group has a large portfolio of attractive and largely discretional projects - both oil and gas - in multiple countries with 39,300 boepd in production at year end. This scale and positioning permit the Group to protect its financial condition and selectively allocate capital to the optimal projects subject to prevailing macroeconomic conditions.

The Indentures governing the Company Notes 2024 and 2027 include incurrence test covenants related to compliance with certain thresholds of Net Debt to Adjusted EBITDA ratio and Adjusted EBITDA to Interest ratio. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Group’s capacity to incur additional indebtedness, as specified in the indentures governing the Notes. As of the date of these Consolidated Financial Statements, the Group is in compliance with all the indentures’ provisions and covenants.

The most significant funding transactions executed during the last three years include:

In January 2020, the Company successfully placed US$ 350,000,000 Notes. These Notes were priced at 99.285% and carry a coupon of 5.50% per annum (yield 5.625% per annum). Final maturity of the Notes will be January 17, 2027. The net proceeds from the Notes were used by the Group to pay the total consideration for the acquisition of Amerisur (see Note 36.1) and to pay any related fees and expenses, and for general corporate purposes.

In June 2020, GeoPark Colombia S.A.S. executed an offtake and prepayment agreement with Trafigura. The prepayment agreement provided GeoPark with access to up to US$ 75,000,000 in the form of prepaid future oil sales. The availability period for the prepayment agreement expired on August 10, 2021. GeoPark did not withdraw any amount from this prepayment agreement.

In April 2021, the Company executed a series of transactions that included a successful tender offer to purchase US$ 255,000,000 of the 2024 Notes that was funded with a combination of cash in hand and a US$ 150,000,000 new issuance from the reopening of the 2027 Notes. The reopening of the 2027 Notes was priced above par at 101.875%, representing a yield to maturity of 5.117%.

In May 2021, GeoPark Colombia S.A.S. executed a loan agreement with Bancolombia for Colombian Pesos 35,000,000,000 (equivalent to US$ 9,388,000 at the moment of the loan execution) to finance working capital requirements in Colombia. The interest rate was the IBR index (interest rate of reference for short-term loans in Colombia) plus 1.6% per annum, the original maturity was on May 14, 2022 and interests were payable monthly. In August 2021, GeoPark optionally prepaid the full amount of the loan, with no additional cost.

In July 2021, GeoPark Colombia S.A.S. executed a loan agreement with Itau Bank for Colombian Pesos 37,653,000,000 (equivalent to US$ 9,973,000 at the moment of the loan execution) to finance working capital requirements in Colombia. The interest rate was 5.38% per annum, the original maturity was on January 3, 2022 and interests were payable monthly. In October 2021, GeoPark optionally prepaid the full amount of the loan, with no additional cost.

On October 7, 2021, GeoPark Colombia S.A.S. signed a loan agreement with Banco BTG Pactual S.A. which provides GeoPark with access to up to US$ 20,000,000 until October 7, 2022. The agreement establishes an interest rate of 4.50% per annum and a commitment fee of 1.95% per annum with respect to any undrawn amount. As of the date of these Consolidated Financial Statements, GeoPark has not withdrawn any amount from this loan agreement.

On October 8, 2021, the Colombian subsidiaries entered into an offtake and prepayment agreement with Shell Western Supply and Trading Limited (“Shell”), one of their key customers. The prepayment agreement provides GeoPark with access to up to US$ 15,000,000 in the form of prepaid future oil sales and has a twelve months availability period. Funds committed by Shell will be made available to GeoPark upon request and will be repaid by GeoPark, through future oil deliveries over the year after funds are disbursed. As of the date of these Consolidated Financial Statements, GeoPark has not withdrawn any amount from this prepayment agreement.

Interest rate risk

The Group’s interest rate risk arises from long-term borrowings issued at variable rates, which expose the Group to interest rate risk.

The Group does not face interest rate risk on its US$ 170,000,000 and US$ 500,000,000 Notes which carry fixed rate coupons of 6.50% and 5.50% per annum, respectively. Consequently, the accruals and interest payments are not substantially affected by the market interest rate changes.

As of December 31, 2021, the outstanding borrowing affected by a variable rate amounted to US$ 2,319,000, representing 0.3% of total borrowings. It corresponds to a loan from Banco Santander taken by the Brazilian subsidiary that has a floating interest rate based on CDI (Interbank certificate of deposit), which represents the average rate of all inter-bank overnight transactions in Brazil. GeoPark considers that there is no significant risk associated to interest rate based on the current exposure to variable rates.

Capital risk management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including ‘current and non-current borrowings’ as shown in the Consolidated Statement of Financial Position) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the Consolidated Statement of Financial Position plus net debt.

The Group’s strategy is to keep the gearing ratio within a 60%to 80% range, in normal market conditions. Due to the market conditions prevailing since 2020, the gearing ratio at year-end is above such range.

The gearing ratios as of December 31, 2021 and 2020 were as follows:

Amounts in US$‘000	2021	2020
Net Debt	573,488	582,679
Total Equity	(61,945)	(109,190)
Total Capital	511,543	473,489
Gearing Ratio	112%	123%